Creating a better tomorrow™… First Quarter 2022 Earnings April 28, 2022 Louis Pinkham, Chief Executive Officer Rob Rehard, Vice President, Chief Financial Officer

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… 1Q 2022 FORWARD LOOKING STATEMENTS 2 This document contains forward-looking statements, within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, which reflect Regal Rexnord’s current estimates, expectations and projections about Regal Rexnord’s future results, performance, prospects and opportunities. Such forward-looking statements may include, among other things, statements about the merger with the Rexnord PMC business or the acquisition of Arrowhead Systems (the “Transactions”), the benefits and synergies of the Transactions, future opportunities for Regal Rexnord, and any other statements regarding Regal Rexnord’s future operations, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies, competition and other expectations and estimates for future periods. Forward-looking statements include statements that are not historical facts and can be identified by forward-looking words such as “anticipate,” “believe,” “confident,” “estimate,” “expect,” “intend,” “plan,” “may,” “will,” “project,” “forecast,” “would,” “could,” “should,” and similar expressions. These forward-looking statements are based upon information currently available to Regal Rexnord and are subject to a number of risks, uncertainties, and other factors that could cause actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Important factors that could cause actual results to differ materially from the results referred to in the forward-looking statements Regal Rexnord makes in this document include: dependence on key suppliers and the potential effects of supply disruptions; fluctuations in commodity prices and raw material costs; any unforeseen changes to or the effects on liabilities, future capital expenditures, revenue, expenses, synergies, indebtedness, financial condition, losses and future prospects; the possibility that Regal Rexnord may be unable to achieve expected synergies and operating efficiencies in connection with the Transactions within the expected time-frames or at all and to successfully integrate the Rexnord PMC business and Arrowhead; expected or targeted future financial and operating performance and results; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the Transactions; Regal Rexnord’s ability to retain key executives and employees; the continued financial and operational impacts of and uncertainties relating to the COVID-19 pandemic on customers and suppliers and the geographies in which they operate; uncertainties regarding the ability to execute restructuring plans within expected costs and timing; challenges to the tax treatment that was elected with respect to the acquisition of the Rexnord PMC business and related transactions; requirements to abide by potentially significant restrictions with respect to the tax treatment of the acquisition of the Rexnord PMC business which could limit Regal Rexnord’s ability to undertake certain corporate actions that otherwise could be advantageous; actions taken by competitors and their ability to effectively compete in the increasingly competitive global electric motor, drives and controls, power generation and power transmission industries; the ability to develop new products based on technological innovation, such as the Internet of Things, and marketplace acceptance of new and existing products, including products related to technology not yet adopted or utilized in geographic locations in which Regal Rexnord does business; dependence on significant customers; seasonal impact on sales of products into HVAC systems and other residential applications; risks associated with global manufacturing, including risks associated with public health crises and political, societal or economic instability, including instability caused by the recent conflict between Russia and Ukraine; issues and costs arising from the integration of acquired companies and businesses and the timing and impact of purchase accounting adjustments; Regal Rexnord’s overall debt levels and its ability to repay principal and interest on its outstanding debt; prolonged declines in one or more markets, such as heating, ventilation, air conditioning, refrigeration, power generation, oil and gas, unit material handling, water heating or aerospace; economic changes in global markets, such as reduced demand for products, currency exchange rates, inflation rates, interest rates, recession, government policies, including policy changes affecting taxation, trade, tariffs, immigration, customs, border actions and the like, and other external factors that Regal Rexnord cannot control; product liability, asbestos and other litigation, or claims by end users, government agencies or others that products or customers’ applications failed to perform as anticipated, particularly in high volume applications or where such failures are alleged to be the cause of property or casualty claims; unanticipated liabilities of acquired businesses; unanticipated adverse effects or liabilities from business exits or divestitures; unanticipated costs or expenses that may be incurred related to product warranty issues; infringement of intellectual property by third parties, challenges to intellectual property, and claims of infringement on third party technologies; effects on earnings of any significant impairment of goodwill; losses from failures, breaches, attacks or disclosures involving information technology infrastructure and data; cyclical downturns affecting the global market for capital goods; and other risks and uncertainties including, but not limited, to those described in the section entitled “Risk Factors” in Regal Rexnord’s Annual Report on Form 10-K on file with the SEC and from time to time in other filed reports including Regal Rexnord’s Quarterly Reports on Form 10-Q. For a more detailed description of the risk factors associated with Regal Rexnord, please refer to Regal Rexnord’s Annual Report on Form 10-K for the fiscal year ended January 1, 2022 on file with the SEC and subsequent SEC filings. Shareholders, potential investors, and other readers are urged to consider these factors in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this communication are made only as of the date of this document, and Regal Rexnord undertakes no obligation to update any forward- looking information contained in this document or with respect to the announcements described herein to reflect subsequent events or circumstances.

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… NON-GAAP FINANCIAL MEASURES We prepare financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also periodically disclose certain financial measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events that may be considered “non-GAAP” financial measures. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP. In this presentation, we disclose the following non-GAAP financial measures, and we reconcile these measures in the tables below to the most directly comparable GAAP financial measures: adjusted diluted earnings per share, adjusted income from operations, adjusted operating margin, adjusted net sales, net debt, adjusted EBITDA, adjusted EBITDA margin, adjusted bank EBITDA, adjusted net income attributable to Regal Rexnord Corporation, free cash flow, free cash flow as a percentage of adjusted net income attributable to Regal Rexnord Corporation, adjusted income before taxes, adjusted provision for income taxes, adjusted effective tax rate, net sales from ongoing business, adjusted income from operations of ongoing business, ongoing business adjusted operating margin and adjusted diluted earnings per share for ongoing business. We believe that these non-GAAP financial measures are useful measures for providing investors with additional information regarding our results of operations and for helping investors understand and compare our operating results across accounting periods and compared to our peers. Our management primarily uses adjusted income from operations, adjusted operating income and adjusted operating margin to help us manage and evaluate our business and make operating decisions, while adjusted diluted earnings per share, net debt, adjusted EBITDA, adjusted EBITDA margin, adjusted net sales, adjusted net income attributable to Regal Rexnord Corporation, free cash flow, free cash flow as a percentage of adjusted net income attributable to Regal Rexnord Corporation, adjusted income before taxes, adjusted provision for income taxes, adjusted effective tax rate, net sales from ongoing business, adjusted income from operations of ongoing business, ongoing business adjusted operating margin and adjusted diluted earnings per share for ongoing business are primarily used to help us evaluate our business and forecast our future results. Accordingly, we believe disclosing and reconciling each of these measures helps investors evaluate our business in the same manner as management. In addition to these non-GAAP measures, we use the term “organic sales growth” to refer to the increase in our sales between periods that is attributable to organic sales. “Organic sales” to refers to GAAP sales from existing operations excluding any sales from acquired businesses recorded prior to the first anniversary of the acquisition and excluding any sales from business divested/to be exited recorded prior to the first anniversary of the exit and excluding the impact of foreign currency translation. The impact of foreign currency translation is determined by translating the respective period’s organic sales using the currency exchange rates that were in effect during the prior year periods. . 3 1Q 2022

Creating a better tomorrow™… Opening Comments & Overview LOUIS PINKHAM, CEO 1Q 2022 Results, 2022 Outlook ROB REHARD, CFO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO 4Q 2021

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… • Strong Organic Sales Growth & Orders, Achieved Positive Price/Cost, Strong EBITDA Margin Expansion • Remain Focused On 80/20, Price Discipline • Over-Managing Supply Chain Challenges o Working Capital Pressure • M&A Integration & Synergy Realization Efforts (PMC & Arrowhead) On Track/Slightly Ahead o Continue To Grow Funnel Of Powertrain Solution Opportunities o Positive Cross-Selling Synergy Momentum • Investor Day At NYSE – September 12, 2022 * Non-GAAP Financial Measurement, See Appendix for Reconciliation . OPENING COMMENTS ($ in millions, except per share data) 1Q 2021 1Q 2022 Adjusted Net Sales* $814.1 $1,298.5 Adjusted EBITDA* $153.8 $277.7 Adjusted EBITDA Margin* 18.9% 21.4% Adjusted Diluted EPS* $2.33 $2.68 Free Cash Flow* $38.8 ($19.3) 5 1Q 2022

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… CASE STUDY – CONTINUOUS OIL QUALITY MONITORING 1Q 2022 6 Gear Drive Oil Quality Sensor Smart Condition Monitoring System Customer Problem A customer in the aggregates market had excessive oil changes based only on run-time metrics vs. oil quality monitoring, resulting in heightened waste and cost. Regal Rexnord Solution RRX engineers created a continuous oil monitoring and control solution using proprietary algorithms to identify when oil degradation had occurred. Connectivity to an online dashboard enabled real-time & remote monitoring and diagnostics. Regal Rexnord / Customer Win-Win The customer has been able to raise uptime, reduce the frequency of oil changes on its conveyor gear drives, lower operating cost and reduce degraded oil waste. Regal Rexnord expertise in gear drives reduces environmental waste by optimizing oil change efficiency through continuous oil monitoring. Smart Condition Monitoring Solutions Reduce Environmental Waste By Optimizing Oil Changes

Creating a better tomorrow™… Opening Comments & Overview LOUIS PINKHAM, CEO 1Q 2022 Results, 2022 Outlook ROB REHARD, CFO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO 4Q 2021

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… MOTION CONTROL SOLUTIONS * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Broad Strength Across Most Markets Plus Share Gains Sales • Organic Sales* Up 9.9% • Key Drivers • General Industrial • Forestry • Agriculture • Wind & Aero Projects (-) Adjusted EBITDA Margin* • 24.8% of Adj. Net Sales $21.3 $39.0 8 $189.8 Adjusted EBITDA* ($ Millions) Adjusted Net Sales* ($ Millions) 1Q 2022 $52.9 $145.7 1Q21 1Q22 $201.6 $586.6 1Q21 1Q22

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… Adjusted Net Sales* ($ Millions) Sales • Organic Sales* Up 14.9% • Key Drivers • N.A. HVAC • EMEA Strength • N.A. General Industrial Adjusted EBITDA Margin* • 21.1% of Adj. Net Sales CLIMATE SOLUTIONS * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Market & Share Gains Drive Strong Performance $268.4 $166.9 166.9$268.4 9 Adjusted EBITDA* ($ Millions) 1Q 2022 $239.1 $273.9 1Q21 1Q22 $50.9 $57.8 1Q21 1Q22

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… Adjusted Net Sales* ($ Millions) Sales • Organic Sales* Up 24.8% • Key Drivers • N.A. General Industrial • Pool Pump • C-HVAC Adjusted EBITDA Margin* • 21.1% of Adj. Net Sales COMMERCIAL SYSTEMS * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Strong Share Gains, Price/Cost, Positive Mix Boosting Sales & Margins 10 Adjusted EBITDA* ($ Millions) 1Q 2022 $38.0 $62.0 1Q21 1Q22 $237.0 $293.3 1Q21 1Q22

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… Sales • Organic Sales* Up 7.1% Adjusted EBITDA Margin* • 8.4% of Adj. Net Sales INDUSTRIAL SYSTEMS * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Operational Improvements Enabling Stronger Top Line Performance 11 Adjusted Net Sales* ($ Millions) Adjusted EBITDA* ($ Millions) 1Q 2022 $136.4 $144.7 1Q21 1Q22 $12.0 $12.2 1Q21 1Q22

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… Capital Expenditures • $13.4 Million in 1Q 2022 Effective Tax Rate (ETR) • 23.2% Adj. ETR* in 1Q 2022 Restructuring & Related Costs • $17.0 Million in 1Q 2022 Capital Deployment Optionality KEY FINANCIAL METRICS & OTHER UPDATES Balance Sheet at March 31, 2022 • Total Debt of $2,060.6 Million • Net Debt of $1,435.9 Million • Net Debt/Adj. Bank EBITDA* of 1.7 • Net Debt/Adj. Bank EBITDA* of 1.5 Pro Forma for PMC & Arrowhead Transactions Free Cash Flow* • ($19.3) Million in 1Q 2022 • Continue to Expect >100% FCF Conversion in 2022 Other Updates • Deployed $114 Million to Share Purchases • $320 Million Remaining on Authorization at End of 1Q * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 12 1Q 2022

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… Raising Guidance To Factor Strong Execution, Healthy Backlog • Reiterating Guidance for 2022 Revenue of Approximately $5.2 Billion and Organic Growth at a Mid-Single Digit to a High Single Digit Rate. • Raising Adjusted Diluted Earnings per Share* Range to $10.10 to $10.70 from $10.00 to $10.60. Modeling Items • Share-Based Compensation of $28M • Depreciation of $137M • Amortization of $189M • Interest Expense, net of $45M • Adjusted Tax Rate of 22.8% • Noncontrolling Interest of $5M • Diluted Shares of 68M • Capital Expenditures of $125M • FCF % of Net Income >100% UPDATING 2022 OUTLOOK * Adjusted EPS is a non-GAAP financial measures; see Appendix for reconciliations. 13 1Q 2022

Creating a better tomorrow™… Opening Comments & Overview LOUIS PINKHAM, CEO 1Q 2022 Results, 2022 Outlook ROB REHARD, CFO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO 4Q 2021

Creating a better tomorrow™… 4Q 2021 Opening Comments & Overview LOUIS PINKHAM, CEO 1Q 2022 Results, 2022 Outlook ROB REHARD, CFO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 16 1Q 2022 ADJUSTED DILUTED EARNINGS PER SHARE Mar 31, 2022 Apr 3, 2021 GAAP Diluted Earnings Per Share 1.85$ 1.68$ Restructuring and Related Costs 0.19 0.03 Transaction and Related Costs 0.03 0.36 Inventory Step Up 0.04 — Intangible Amortization 0.52 0.21 Share-Based Compensation Expense 0.06 0.06 Gain on Sales of Assets (0.01) (0.01) Adjusted Diluted Earnings Per Share 2.68$ 2.33$ Three Months Ended

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 17 1Q 2022 2022 ADJUSTED ANNUAL GUIDANCE Minimum Maximum 2022 Diluted EPS Annual Guidance 6.90$ 7.50$ Restructuring and Related Costs 0.72 0.72 Transaction and Related Costs 0.05 0.05 Gain on Sales of Assets (0.01) (0.01) Inventory Step Up 0.04 0.04 Intangible Amortization 2.10 2.10 Share-Based Compensation Expense 0.30 0.30 2022 Adjusted Diluted EPS Annual Guidance 10.10$ 10.70$

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 18 1Q 2022 ADJUSTED EBITDA (Dollars in Millions) Mar 31, 2022 Apr 3, 2021 Mar 31, 2022 Apr 3, 2021 Mar 31, 2022 Apr 3, 2021 Mar 31, 2022 Apr 3, 2021 Mar 31, 2022 Apr 3, 2021 GAAP Income from Operations 52.9$ 28.8$ 7.9$ 4.9$ 51.5$ 44.7$ 57.6$ 23.1$ 169.9$ 101.5$ Restructuring and Related Costs 0.7 0.2 0.1 0.5 0.3 0.3 15.9 0.7 17.0 1.7 Transaction and Related Costs - - - - - - 3.0 14.7 3.0 14.7 Inventory Step Up - - - - - - 3.0 - 3.0 - Gain on Sale of Assets (0.7) - - (0.1) - - - (0.3) (0.7) (0.4) Adjusted Income from Operations 52.9$ 29.0$ 8.0$ 5.3$ 51.8$ 45.0$ 79.5$ 38.2$ 192.2$ 117.5$ Depreciation 6.0$ 6.1$ 3.4$ 5.5$ 3.9$ 3.5$ 17.3$ 5.6$ 30.6$ 20.7$ Amortization 1.7 1.7 0.2 0.4 0.5 1.0 44.9 8.0 47.3 11.1 Other Income (Expense), Net 0.3 0.3 0.1 0.2 0.3 0.4 0.6 0.3 1.3 1.2 Adjusted Bank EBITDA 60.9$ 37.1$ 11.7$ 11.4$ 56.5$ 49.9$ 142.3$ 52.1$ 271.4$ 150.5$ Share-Based Compensation Expense 1.1$ 0.9$ 0.5$ 0.6$ 1.3$ 1.0$ 3.4$ 0.8$ 6.3$ 3.3$ Adjusted EBITDA 62.0$ 38.0$ 12.2$ 12.0$ 57.8$ 50.9$ 145.7$ 52.9$ 277.7$ 153.8$ GAAP Operating Margin % 18.0% 12.2% 5.5% 3.6% 18.8% 18.7% 9.8% 11.5% 13.1% 12.5 % Adjusted Operating Margin % 18.0% 12.2% 5.5% 3.9% 18.9% 18.8% 13.6% 18.9% 14.8% 14.4 % Adjusted EBITDA Margin % 21.1% 16.0% 8.4% 8.8% 21.1% 21.3% 24.8% 26.2% 21.4% 18.9 % Commercial Systems Climate Solutions Motion Control SolutionsIndustrial Systems Three Months Ended Total Regal Rexnord

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 19 1Q 2022 ADJUSTED NET SALES (Dollars in Millions) Mar 31, 2022 Apr 3, 2021 Mar 31, 2022 Apr 3, 2021 Mar 31, 2022 Apr 3, 2021 Mar 31, 2022 Apr 3, 2021 Mar 31, 2022 Apr 3, 2021 Net Sales 293.3$ 237.0$ 144.7$ 136.4$ 273.9$ 239.1$ 586.6$ 201.6$ 1,298.5$ 814.1$ Adjusted Net Sales 293.3$ 237.0$ 144.7$ 136.4$ 273.9$ 239.1$ 586.6$ 201.6$ 1,298.5$ 814.1$ Total Regal Rexnord Commercial Systems Climate Solutions Motion Control SolutionsIndustrial Systems Three Months Ended

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 20 1Q 2022 ADJUSTED EFFECTIVE TAX RATE (Dollars in Millions) Mar 31, 2022 Apr 3, 2021 Income before Taxes 163.3$ 91.6$ Provision for Income Taxes 36.2 21.3 Effective Tax Rate 22.2% 23.3% Income before Taxes 163.3$ 91.6$ Restructuring and Related Costs 17.0 1.7 Transaction and Related Costs 3.0 19.1 Inventory Step Up 3.0 - Intangible Amortization 47.3 11.1 Share-Based Compensation 6.3 3.3 Gain on Sales of Assets (0.7) (0.4) Adjusted Income before Taxes 239.2$ 126.4$ Provision for Income Taxes 36.2$ 21.3$ Tax Effect from Restructuring and Related Costs 4.1 0.4 Tax Effect of Transaction and Related Costs 0.7 4.5 Tax Effect of Inventory Step Up 0.6 - Tax Effect of Intangible Amortization 11.8 2.7 Tax Effect of Share-Based Compensation Expense 2.2 0.8 Tax Effect of Gain on Sales of Assets (0.2) (0.1) Adjusted Provision for Income Taxes 55.4$ 29.6$ Adjusted Effective Tax Rate 23.2% 23.4% Three Months Ended

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 21 1Q 2022 FREE CASH FLOW (Dollars in Millions) Mar 31, 2022 Apr 3, 2021 Net Cash (Used in) Provided by Operating Activities (5.9)$ 49.5$ Additions to Property Plant and Equipment (13.4) (10.7) Free Cash Flow (19.3)$ 38.8$ GAAP Net Income Attributable to Regal Rexnord Corporation 125.6$ 68.9$ Free Cash Flow as a Percentage of Adjusted Net Income Attributable to Regal Rexnord Corporation (15.4)% 56.3 % Three Months Ended

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 22 1Q 2022 ORGANIC SALES GROWTH (Dollars in Millions) Commercial Systems Industrial Systems Climate Solutions Motion Control Solutions Total Regal Rexnord Net Sales Three Months Ended Mar 31, 2022 293.3$ 144.7$ 273.9$ 586.6$ 1,298.5$ Net Sales from Business Acquired - - - (367.1) (367.1) Impact from Foreign Currency Exchange Rates 2.5 1.4 0.8 2.0 6.7 Organic Sales Three Months Ended Mar 31, 2022 295.8$ 146.1$ 274.7$ 221.5$ 938.1$ Net Sales Three Months Ended Apr 3, 2021 237.0$ 136.4$ 239.1$ 201.6$ 814.1$ Adjusted Net Sales Three Months Ended Apr 3, 2021 237.0$ 136.4$ 239.1$ 201.6$ 814.1$ Organic Sales Growth % 24.8% 7.1% 14.9% 9.9% 15.2 % Net Sales Growth % 23.8% 6.1% 14.6% 191.0% 59.5 % Three Months Ended

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 23 1Q 2022 (Dollars in Millions) LTM Mar 31, 2022 Net Income 292.6$ Plus: Income Taxes 89.6 Plus: Interest Expense 56.8 Less: Interest Income (7.0) Plus: Depreciation and Amortization 216.7 EBITDA 648.7$ Current Maturities of Debt 3.2$ Long-Term Debt 2,057.4 Total Gross Debt 2,060.6$ Total Gross Debt/EBITDA 3.2 TOTAL GROSS DEBT/EBITDA (Dollars in Millions) LTM Mar 31, 2022 Net Income 292.6$ Plus: Income Taxes 89.6 Plus: Interest Expense 56.8 Less: Interest Income (7.0) Plus: Depreciation and Amortization 216.7 Plus: Restructuring and Related Costs 37.3 Plus: Transaction and Related Costs 77.4 Plus: Impairment and Exit Related Costs 5.6 Plus: Inventory Step Up 27.3 Plus: Goodwill Impairment 33.0 Less: Gain on Sale of Assets (2.8) Adjusted Bank EBITDA 826.5$ Current Maturities of Debt 3.2$ Long-Term Debt 2,057.4 Total Gross Debt 2,060.6$ Total Gross Debt/Adjusted Bank EBITDA 2.5 TOTAL GROSS DEBT/ADJUSTED BANK EBITDA

©2022 Regal Rexnord Corporation, Proprietary and Confidential Creating a better tomorrow™… APPENDIX 24 1Q 2022 (Dollars in Millions) LTM Mar 31, 2022 Net Income 292.6$ Plus: Income Taxes 89.6 Plus: Interest Expense 56.8 Less: Interest Income (7.0) Plus: Depreciation and Amortization 216.7 EBITDA 648.7$ Current Maturities of Debt 3.2$ Long-Term Debt 2,057.4 Less: Cash (624.7) Total Net Debt 1,435.9$ Total Net Debt/EBITDA 2.2 TOTAL NET DEBT/EBITDA (Dollars in Millions) LTM Mar 31, 2022 Net Income 292.6$ Plus: Income Taxes 89.6 Plus: Interest Expense 56.8 Less: Interest Income (7.0) Plus: Depreciation and Amortization 216.7 Plus: Restructuring and Related Costs 37.3 Plus: Transaction and Related Costs 77.4 Plus: Impairment and Exit Related Costs 5.6 Plus: Inventory Step Up 27.3 Plus: Goodwill Impairment 33.0 Less: Gain on Sale of Assets (2.8) Adjusted Bank EBITDA 826.5$ Current Maturities of Debt 3.2$ Long-Term Debt 2,057.4 Less: Cash (624.7) Total Net Debt 1,435.9$ Total Net Debt/Adjusted Bank EBITDA 1.7 TOTAL NET DEBT/ADJUSTED BANK EBITDA

1Q 2022

APPENDIX

Total Regal Rexnord

	2021 Q1	2021 Q2	2021 Q3	2021 Q4	FY 21
Net Sales	814.1	886.9	892.7	1,216.6	3,810.3
Adjusted EBITDA	149.4	160.0	162.6	227.9	699.9
Adjusted EBITDA Margin %	18.4%	18.0%	18.2%	18.7%	18.4%
LIFO to FIFO Recast	4.4	6.2	13.5	1.8	25.9
Recast Adjusted EBITDA	153.8	166.2	176.1	229.7	725.8
Recast Adjusted EBITDA Margin %	18.9%	18.7%	19.7%	18.9%	19.0%

Commercial Systems

	2021 Q1	2021 Q2	2021 Q3	2021 Q4	FY 21
Net Sales	237.0	269.3	268.7	257.1	1,032.1
Adjusted EBITDA	36.7	40.5	39.3	28.6	145.1
Adjusted EBITDA Margin %	15.5%	15.0%	14.6%	11.1%	14.1%
LIFO to FIFO Recast	1.3	2.0	5.0	3.5	11.8
Recast Adjusted EBITDA	38.0	42.5	44.3	32.1	156.9
Recast Adjusted EBITDA Margin %	16.0%	15.8%	16.5%	12.5%	15.2%

Industrial Systems

	2021 Q1	2021 Q2	2021 Q3	2021 Q4	FY 21
Net Sales	136.4	145.2	148.0	146.7	576.3
Adjusted EBITDA	10.8	10.2	11.5	12.6	45.1
Adjusted EBITDA Margin %	7.9%	7.0%	7.8%	8.6%	7.8%
LIFO to FIFO Recast	1.2	1.2	2.5	(4.2)	0.7
Recast Adjusted EBITDA	12.0	11.4	14.0	8.4	45.8
Recast Adjusted EBITDA Margin %	8.8%	7.9%	9.5%	5.7%	7.9%

Climate Solutions

	2021 Q1	2021 Q2	2021 Q3	2021 Q4	FY 21
Net Sales	239.1	257.3	268.4	265.8	1,030.6
Adjusted EBITDA	49.5	52.6	58.4	52.7	213.2
Adjusted EBITDA Margin %	20.7%	20.4%	21.8%	19.8%	20.7%
LIFO to FIFO Recast	1.4	1.5	3.5	0.8	7.2
Recast Adjusted EBITDA	50.9	54.1	61.9	53.5	220.4
Recast Adjusted EBITDA Margin %	21.3%	21.0%	23.1%	20.1%	21.4%

Motion Control Solutions

	2021 Q1	2021 Q2	2021 Q3	2021 Q4	FY 21
Net Sales	201.6	215.1	207.6	547.0	1,171.3
Adjusted EBITDA	52.4	56.7	53.4	134.0	296.5
Adjusted EBITDA Margin %	26.0%	26.4%	25.7%	24.5%	25.3%
LIFO to FIFO Recast	0.5	1.5	2.5	1.7	6.2
Recast Adjusted EBITDA	52.9	58.2	55.9	135.7	302.7
Recast Adjusted EBITDA Margin %	26.2%	27.1%	26.9%	24.8%	25.8%

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